                                                                         (CIGNA)

                    AMENDED AND RESTATED STANDSTILL AGREEMENT

     This Amended and Restated Standstill Agreement (the "Agreement") is entered into as of December 31, 1996, between Alliance Imaging, Inc., a Delaware corporation (the "Company"), and each of the entities identified on the signature pages hereto (each a "Holder" and collectively the "Holders").

                                    RECITALS

     A. As of the date of this Agreement, the Company and the holders of the Company's issue of 7.50% Senior Subordinated Debentures due 2005 and Series A 6.0% Cumulative Preferred Stock (together, the "Securities") are completing transactions whereby the Securities are being repurchased by the Company for cash (the "Refinancing Transaction").

     B. Each of the Holders is the owner, as of the date hereof, of the number of shares (including shares issuable upon the exercise of warrants currently held by each such Holder) (the "Restricted Shares") of Common Stock, $.01 par value per share (the "Stock"), set forth beneath its name on the signature pages hereto.

     C. The parties acknowledge and agree that the Company and its subsidiaries, as of the date hereof and after giving effect to previous restructuring transactions and the Refinancing Transaction, will have the right to certain valuable federal and state net operating loss tax carryforwards (collectively, the "NOL").

     D. The parties desire to enter into this Agreement in order to set forth their agreement concerning certain restrictions on the purchase, sale or transfer of the Restricted Shares and other shares of Stock, in order to minimize the potential that a purchase, sale or transfer would result in a limitation on the use or otherwise affect adversely the value of the NOL.

     E. Concurrently with the execution of this Agreement, the Company is offering to enter into those certain Amended and Restated Standstill Agreements with the previous holders of the Company's Securities, Richard N. Zehner and DLJ Capital Corporation (the "Other Standstill Agreements"). This Agreement amends, restates and supersedes in its entirety that certain Standstill Agreement between the Company and the Holders dated as of December 31, 1994, and, to the extent that the parties to the Other Standstill Agreements elect to enter into their respective Amended and Restated Standstill Agreements, then such Amended and Restated Standstill Agreements shall likewise amend, restate and supersede in their entirety the preexisting


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Standstill Agreements between the Company and the applicable counterparties dated as of December 31, 1994 (the "Preexisting Standstill Agreements").

     NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, receipt of which hereby is acknowledged, the parties hereby agree as follows:

     1. STANDSTILL PROVISIONS. Each Holder agrees that, at all times from and after the date of this Agreement and through January 31, 1998, it shall not, except as permitted in Section 2 hereof, take any of the following actions, and it shall not cause its respective shareholders, officers, directors, Subsidiaries and other Affiliates (as such terms are defined in Section 3 below) to take any of the following actions in such Holder's name or on such Holder's behalf, and shall cause its respective Subsidiaries and Affiliates not to, in all instances whether directly or indirectly and whether alone, jointly or collectively:

          (a) acquire, agree to acquire, offer to acquire or own or otherwise hold any Stock of the Company or any other Voting Stock (as defined below) of the Company, excluding only the continued holding of the Restricted Shares; or

          (b) sell or otherwise transfer, agree to sell or otherwise transfer or offer to sell or otherwise transfer any of the Restricted Shares or other shares of Voting Stock.

     2. PERMITTED TRANSFERS. Notwithstanding the provisions of Section 1, this Agreement does not prohibit the following:

          (a) a transfer of Restricted Shares by any Holder to any Person in connection with (i) a sale of all or substantially all of the assets of the Company and its subsidiaries to a Person which is not an Affiliate of the Company or (ii) a reorganization, merger, consolidation or other transaction or transactions (whether or not the Company is a party thereto and specifically including, without limitation, open market purchases of securities) as a result of which any person or entity or "group" of persons and/or entities becomes the "beneficial owner" (as those terms are defined in and construed by judicial authority under Rule 13d-3 promulgated under the Exchange Act, as that Rule may be amended from time to time) of Stock and/or options, warrants or other rights to acquire Stock and/or securities convertible into or exchangeable or exercisable for Stock, representing in the aggregate greater than 50% of the ordinary voting power of the Company in the election of directors (any such event described in clauses (i) and (ii) of this Section 2 being a "Change of Control"), provided that such transfer is effective no earlier than the consummation date of such Change of Control; PROVIDED, HOWEVER, that prior to such transfer becoming effective or any agreement or commitment for such

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transfer being made or becoming effective, the Holder shall give written notice to the Company, in order to provide the Company with the opportunity to analyze the effects of the proposed transfer on the NOL and to discuss the same with the Holder, and such proposed transfer shall not become effective earlier than ten (10) business days following the date that such written notice is delivered. Notwithstanding anything in the foregoing to the contrary, nothing herein shall prohibit any transfer of Restricted Shares by any Holder to the Company;

          (b) the sale by any Holder of not more than one percent (1%) of such Holder's Restricted Shares during any calendar month, beginning with January 1997; or

          (c) the purchase of Stock by any Holder issuable upon exercise of warrants currently held by such Holder.

     3.   CERTAIN DEFINITIONS.  For purposes of this Agreement:

          (a) "Affiliate" shall have the meaning given to such term in Rule 12b-2 under the Exchange Act.

          (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended, including the rules and regulations thereunder.

          (c) "Person" shall mean any individual, partnership, firm, corporation or other entity, as well as any entity or group deemed to be a "person" under Section 13(d)(3) of the Exchange Act.

          (d) "Subsidiary" shall mean, with respect to any Person, a corporation or other entity of which such Person owns, directly or indirectly, securities that entitle such Person to elect a majority of the board of directors or other individuals or Persons performing similar management functions for such corporation or other entity.

          (e) "Voting Stock" shall mean the Stock and any other securities of the Company which are entitled to vote generally in the election of directors of the Company and the term "Voting Stock" shall also mean all other securities which are convertible into, exchangeable for or exercisable for such Stock or other voting securities.

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     4.   GENERAL PROVISIONS.

          4.1  REMEDIES.

          (a) Each Holder acknowledges that damages would be an inadequate remedy for its breach of any of the provisions of this Agreement, and that his breach of this Agreement will result in immeasurable and irreparable harm to the Company. Therefore, the Company shall be entitled to seek and obtain temporary, preliminary and permanent injunctive relief from any court of competent jurisdiction restraining any Holder from committing or continuing any breach of any provision of this Agreement.

          (b)  In addition to the remedy described in paragraph (a) of this
Section 4.1, the Company shall be entitled to seek and obtain all other rights and remedies to which it is entitled under applicable law by reason of any Holder's breach of any provision of this Agreement.

          4.2 NOTICES. Any written notice required or permitted by this Agreement shall be given personally, by telegraph, facsimile or telex or by registered, certified or express mail, return receipt requested, postage prepaid, to the address for such party specified below or to such other address as the party may from time to time advise the other parties, and shall be deemed given and received upon personal delivery (in the case of personal deliveries), upon confirmation by answerback or other electronic verification (in the case of transmissions by telegraph, facsimile or telex) or upon the delivery date indicated on the return receipt (in the case of notices sent by mail):

     If to the Company:       Alliance Imaging, Inc.
                              3111 North Tustin Avenue
                              Suite 150
                              Orange, California  92665
                              Attn:  Chief Financial Officer
                              Facsimile:  714-921-5678

     If to a Holder:          To the address or number for the Holder indicated
                              on the signature page hereto.

          4.3 AMENDMENTS AND TERMINATION; ENTIRE AGREEMENT. This Agreement may be amended or terminated only by a writing executed by the parties. This Agreement constitutes the entire agreement of the parties relating to the subject matter hereof and supersedes all prior oral and written understandings and agreements relating to such subject matter.

          4.4 AMENDMENT OF OTHER STANDSTILL AGREEMENTS. The Company will not, without the consent of each Holder, amend any Other Standstill Agreement or Preexisting Standstill Agreement, as applicable, such that any

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provision therein which is substantially identical to a provision contained herein is made more favorable to the other party or parties thereto, unless the Company also offers concurrently to amend this Agreement in a like manner.

          4.5 SUCCESSORS AND ASSIGNS. No party shall be entitled to assign any of its rights or obligations hereunder. Subject to the foregoing, this Agreement shall be binding upon and shall inure to the benefit of the parties and their respective successors and assigns.

          4.6 LEGEND; FURTHER ASSURANCES. Each Holder authorizes the Company to place an appropriate legend on the certificate(s) representing the Restricted Shares to reflect the restrictions contained in this Agreement. Each party shall perform any further acts and execute and deliver any further documents that may be reasonably necessary or advisable to carry out the provisions of this Agreement.

          4.7 PROVISIONS SUBJECT TO APPLICABLE LAW. All provisions of this Agreement shall be applicable only to the extent that they do not violate any applicable law, and are intended to be limited to the extent necessary so that they will not render this Agreement invalid, illegal or unenforceable under any applicable law. If any provision of this Agreement or any application thereof shall be held to be invalid, illegal or unenforceable, the validity, legality and enforceability of other provisions of this Agreement or of any other application of such provision shall in no way be affected thereby.

          4.8 WAIVER OF RIGHTS. No party shall be deemed to have waived any right or remedy that it has under this Agreement unless this Agreement expressly provides a period of time within which such right or remedy must be exercised and such period has expired, or unless such party has expressly waived the same in writing. The waiver by a party of a right or remedy hereunder shall not be deemed to be a waiver of any other right or remedy or of any subsequent right or remedy of the same kind.

          4.9 COUNTERPARTS; NUMBER. This Agreement may be executed in two or more counterparts, and by each party on a separate counterpart, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same instrument. Where appropriate to the context of this Agreement, use of the singular shall be deemed also to refer to the plural and use of the plural shall be deemed also to refer to the singular.

        4.10 GOVERNING LAWS; EXPENSES RESULTING FROM LITIGATION. This Agreement shall be governed by, and construed and enforced in accordance with, the internal laws of the State of New York, without giving effect to the conflict of laws principles thereof. The unsuccessful party to any action or proceeding hereunder involving the enforcement or interpretation of this Agreement shall pay to the successful party all costs and expenses, including,

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without limitation, reasonable attorney's fees, incurred therein by the successful party, all of which shall be included in and as a part of the award or judgment rendered in such proceeding or action.

     IN WITNESS WHEREOF, the parties have executed and delivered this Agreement as of the date first above written.


                                       ALLIANCE IMAGING, INC.

                                       By:__________________________________

                                       Its:_________________________________



                                       CONNECTICUT GENERAL LIFE
                                       INSURANCE COMPANY*
                                       By:  CIGNA Investments, Inc.

                                       By:__________________________________

                                       Its:_________________________________

                                       No. of Shares:_______________________

                                       Address for Notice:
                                       _____________________________________
                                       _____________________________________
                                       _____________________________________
                                       Attn:________________________________
                                       Facsimile:___________________________

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                                       CIGNA PROPERTY AND CASUALTY
                                       INSURANCE COMPANY*
                                       By:  CIGNA Investments, Inc.

                                       By:__________________________________

                                       Its:_________________________________

                                       No. of Shares:_______________________

                                       Address for Notice:
                                       _____________________________________
                                       _____________________________________
                                       _____________________________________
                                       Attn:________________________________
                                       Facsimile:___________________________



                                       INSURANCE COMPANY OF
                                       NORTH AMERICA*
                                       By:  CIGNA Investments, Inc.

                                       By:__________________________________

                                       Its:_________________________________

                                       No. of Shares:_______________________

                                       Address for Notice:
                                       _____________________________________
                                       _____________________________________
                                       _____________________________________
                                       Attn:________________________________
                                       Facsimile:___________________________

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                                       LIFE INSURANCE COMPANY
                                       OF NORTH AMERICA*
                                       By:  CIGNA Investments, Inc.

                                       By:__________________________________

                                       Its:_________________________________

                                       No. of Shares:_______________________

                                       Address for Notice:
                                       _____________________________________
                                       _____________________________________
                                       _____________________________________
                                       Attn:________________________________
                                       Facsimile:___________________________



___________________
  * THIS ENTITY IS EITHER THE REGISTERED OWNER OF ONE OR MORE OF THE SECURITIES PERTAINING HERETO OR IS A BENEFICIAL OWNER OF ONE OR MORE OF SUCH SECURITIES OWNED BY AND REGISTERED IN THE NAME OF A NOMINEE FOR THAT ENTITY.

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